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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            BITEWISE DESIGNS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                             BITWISE DESIGNS, INC.
                             2165 TECHNOLOGY DRIVE
                             SCHENECTADY, NY 12308

                                   SUPPLEMENT
                                       TO

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 23, 2001

To the Stockholders of
BITWISE DESIGNS, INC.

     Proposal V of the Proxy Statement dated February 16, 2001, with respect to the Annual Meeting of Stockholders of Bitwise Designs, Inc., is hereby amended to disclose the following information.

     On February 28, 2001, the Company received notice of a potential claim filed by Shore Venture Group, LLC, a shareholder of Authentidate, Inc. Shore Venture was engaged by the Company in 1999 to develop its Authentidate website. It claims various breaches of its agreements with the Company and that it is entitled to additional shares of the Common Stock of Authentidate, Inc. Pursuant to the Web Site Design and Service Agreement, Shore Venture received certain Bitwise warrants and cash payments, and a 7.5% equity interest in Authentidate. Shore Venture claims, among other things, that its original percentage interest in Authentidate was improperly computed and, further, was not subject to dilution by loans made to Authentidate by Bitwise of approximately $5,500,000 and subsequently converted into equity.

     The Company disputes these claims and will vigorously oppose any attempt by Shore Venture to seek redress for their claims in court. Bitwise will also assert various counter-claims against Shore Ventures in any such action. However, in the event that Bitwise and Authentidate are unsuccessful in any proceeding commenced to adjudicate this issue and it is determined that Shore Venture is entitled to additional shares of Authentidate Common Stock, Shore Venture could be issued up to approximately 270,183 additional shares of the Common Stock of Authentidate. In addition, Bitwise and Authentidate may agree to issue additional shares of Authentidate Common Stock to Shore Venture in an out-of-court settlement. In the event that Proposal V is approved and it is determined that Shore Venture is entitled to receive additional shares of Authentidate Common Stock, upon the effectiveness of the Exchange, Bitwise would be required to issue to Shore Venture up to 412,000 additional shares of the Common Stock of Bitwise. Accordingly, if Shareholders approve Proposal V, they will also approve the issuance of additional shares of Bitwise Common Stock to Shore Venture as stated above.

     Bitwise has also been advised that certain shareholders of Authentidate object to the exchange rate. Bitwise, however, does not intend to compel the acceptance of the exchange and, therefore, minority shareholders may continue to hold shares of Authentidate even after the approval of the Exchange Offer by Bitwise shareholders. Further, Bitwise may terminate or abandon the Exchange Offer at any time.

     The enclosed proxy card has been delivered to Bitwise Shareholders along with this Proxy Supplement. Bitwise Shareholders who have not yet voted are encouraged to vote using the new proxy card. Bitwise Shareholders that have already voted, may change their votes by delivering the new proxy card to Bitwise, giving Bitwise notice of such revocation or by attending the annual meeting and voting in person. If you do not wish to revoke your prior proxy or change your vote, you do not need to return the enclosed proxy card.

                                          By Order of the Board of Directors,

                                          Ira C. Whitman, Secretary

Dated: March 13, 2001
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                              BITWISE DESIGNS, INC.


                 ANNUAL MEETING OF STOCKHOLDERS - MARCH 23, 2001


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                                SUBSTITUTE CARD

     The undersigned hereby appoints John T. Botti and Ira C. Whitman, and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock, and Series A Preferred Stock of BITWISE DESIGNS, INC. owned by the undersigned at the Annual Meeting of Stockholders of BITWISE DESIGNS, INC. to be held on March 23, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I.   ELECTION OF DIRECTORS

FOR all nominees listed (except as marked to the contrary below) [ ]   WITHHOLD
AUTHORITY to vote for all nominees listed below [ ]

   John T. Botti                   Ira C. Whitman                 Robert Van Naarden

                                 Nicholas Themelis

Charles C. Johnston             J. Edward Sheridan               Steven A. Kriegsman


     (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

II.  ADOPTION OF 2000 EMPLOYEES STOCK OPTION PLAN

                      [ ] For      [ ] Against      [ ] Abstain


III. AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM BITWISE DESIGNS, INC. TO AUTHENTIDATE HOLDING CORP.

                      [ ] For      [ ] Against      [ ] Abstain


IV. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 40,000,000 SHARES.

                      [ ] For      [ ] Against      [ ] Abstain

                                (Continued and to be signed on the reverse side)



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V.   PROPOSAL TO EXCHANGE THE CURRENTLY OUTSTANDING SECURITIES OF AUTHENTIDATE,
     INC. FOR SECURITIES OF BITWISE DESIGNS, INC. ON A 1 TO 1.5249 BASIS.

                      [ ] For      [ ] Against      [ ] Abstain


     Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

           WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED, IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSALS II, III, IV AND V.


                              Dated:
                                     -------------------------------------------


                         Signatures:
                                     -------------------------------------------

                                     (Please date and sign exactly as name
                                     appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)